UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7901 Jones Branch Drive, Suite 900

McLean, VA 22102

(Address of principal executive offices)

(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2009, Primus Telecommunications Group, Incorporated (“Group”) filed a Current Report on Form 8-K to disclose, among other things, that Peter D. Aquino, Neil S. Subin and John B. Spirtos had been appointed as members of Group’s board of directors (the “Board”), effective as of July 1, 2009. At the time of the filing, Messrs. Aquino, Subin and Spirtos had not been appointed to serve on any committees of the Board.

Pursuant to Instruction 2 of Item 5.02 of Form 8-K, Group is filing this amendment to its prior report for the sole purpose of disclosing that on July 1, 2009, Messrs. Aquino, Subin and Spirtos were appointed as members of Group’s Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

By:	/s/ Thomas R. Kloster
Name: Thomas R. Kloster Title: Chief Financial Officer